Exhibit 23.1




INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-51085, 33-57822, 33-61228, 33-55473 and 33-64455 on Form S-3, of our report dated March 1, 1996 appearing in this Annual Report on Form 10-K of Arizona Public Service Company for the year ended December 31, 1995.





DELOITTE &TOUCHE LLP
DELOITTE &TOUCHE LLP

Phoenix, Arizona

March 28, 1996